UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2011

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-145897
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)
Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

On June 22, 2011, the Board of Directors of Urban Barns Foods Inc., a Nevada corporation (the “Company”) and the shareholders of the Company approved an amendment to the articles of incorporation of the Company (the “Amendment”). The Amendment increased the authorized capital stock of the Company to 525,000,000 shares of common stock consisting of 500,000,000 shares of Class A common stock, $0.001 par value, and 25,000,000,000 shares of Class B common stock, $0.001 par value. The Amendment was filed with the Nevada Secretary of State on June 28, 2011.

On June 22, 2011, the Board of Directors of the Company and the shareholders of the Company approved an amendment to the designation of Class A Common Stock and Class B Common Stock (the “Amendment to Designation”). On May 20, 2011, the Company had filed an amendment to its articles of incorporation designating that of the 100,000,000 authorized shares of common stock, 97,500,000 shares would be designated as Class A Common Stock and 2,500,000 shares would be designated as Class B Common Stock. The Class B Shares were convertible at any time after a one-year anniversary from the issuance date of the shares of Class B Common Stock into twenty (20) fully paid and non-assessable shares of Class A Common Stock.

The Amendment to Designation provides that the shares of Class B Common Stock may be convertible at any time into shares of Class A Common Stock. The Board of Directors determined that it would be in the best interests of the Company and its shareholders to file the Amendment to Designation to provide for the ability of the holder of shares of Class B Common Stock to be able to convert the shares of Class B Common Stock into shares of Class A Common Stock immediately upon the issuance of the shares of Class B Common Stock or any time thereafter at the sole option of the holder based upon: (i) potential public confusion and perception of the fully diluted position of the Company after the reverse stock split was effected; and (ii) the fact that any conversion of the shares of Class B Common Stock into shares of Class A Common Stock would have no effect on the holding period under Rule 144 requiring the record holder to hold the shares for a minimum of six months and for a period of one year before the restrictive legend may be removed.

The Amendment to Designation was filed with the Nevada Secretary of State on June 28, 2011.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1  Amendment to Articles of Incorporation filed with the Nevada Secretary of State on June 28, 2011.

3.2  Amendment to Designation of Class A Common Stock and Class B Common Stock filed with the Nevada Secretary of State on June 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 22, 2011	Urban Barns Foods Inc.
(Registrant)

/s/ Jacob Benne
Jacob Benne
President, Chief Executive Officer, Director